UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2021

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Eighth Supplemental Indenture

On October 15, 2021, W. P. Carey Inc. (the “Company”) completed a public offering (the “Offering”) of $350 million aggregate principal amount of the Company’s 2.450% Senior Notes due 2032 (the “Senior Notes”). The Company intends to fully allocate an amount equal to the net proceeds from the Offering to the financing and refinancing, in whole or in part, of one or more recently completed or future eligible green projects in the categories outlined in the Company’s Green Financing Framework, which is designed to align with the International Capital Markets Association Green Bond Principles 2021. Pending such allocation, the Company may use the net proceeds from the sale of the Senior Notes for the redemption or repayment of certain indebtedness or hold net proceeds in cash, cash equivalents and/or marketable securities, all in accordance with the Company’s cash management policy. Net proceeds allocated to previously incurred costs associated with eligible green projects will be available for the repayment of debt or other current uses.

The terms of the Senior Notes are governed by an indenture, dated as of March 14, 2014, between the Company and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a supplemental indenture thereto, dated as of October 15, 2021 (the “Eighth Supplemental Indenture”), establishing the terms of the Senior Notes.

The Senior Notes were issued pursuant to: (i) the Company’s automatic shelf registration statement on Form S-3ASR (Registration No. 333-233159), including the related prospectus dated August 9, 2019; and (ii) a final prospectus supplement relating to the Senior Notes, dated as of October 5, 2021.

The foregoing descriptions of the Senior Notes, the Base Indenture and the Eighth Supplemental Indenture do not purport to be complete, are qualified in their entirety by reference to Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated March 14, 2014, by and between W. P. Carey Inc., as issuer, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of W. P. Carey Inc.’s Current Report on Form 8-K filed March 14, 2014).
4.2	Eighth Supplemental Indenture, dated October 15, 2021, by and between W. P. Carey Inc., as issuer, and U.S. Bank National Association, as trustee.
4.3	Form of 2.450% Senior Notes due 2032 (contained in Exhibit 4.2).
5.1	Opinion of DLA Piper LLP (US) regarding the validity of the Senior Notes.
8.1	Opinion of DLA Piper LLP (US) as to certain tax matters.
23.1	Consents of DLA Piper LLP (US) (contained in Exhibits 5.1 and 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.
Date: October 15, 2021	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer